February 28, 2024

BNY MELLON INVESTMENT FUNDS I

BNY Mellon Small/Mid Cap Growth Fund

Supplement to Current Summary Prospectus and Prospectus

IMPORTANT NOTICE REGARDING CHANGE IN INVESTMENT POLICY

Effective May 1, 2024, the following information will supersede and replace the information in the second and third sentence in the first paragraph in the sections "Principal Investment Strategy" in the summary prospectus and "Fund Summary – Principal Investment Strategy" in the prospectus:

The fund considers small-cap and mid-cap companies to be those companies with total market capitalizations that are equal to or less than the total market capitalization of the largest company included in the Russell Midcap® Index (the "Index"). As of January 31, 2024, the market capitalization of the largest company in the Index was approximately $76.588 billion.

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Effective May 1, 2024, the following information will supersede and replace the information in the second paragraph in the section "Fund Details - Goal and Approach" in the prospectus:

The fund considers small-cap and mid-cap companies to be those companies with total market capitalizations that are equal to or less than the total market capitalization of the largest company included in the Russell Midcap® Index (the "Index"). As of January 31, 2024, the market capitalization of the largest company in the Index was approximately $76.588 billion. This market capitalization measure varies with market changes and reconstitutions of the Index. The Index is an unmanaged index that measures the performance of approximately 800 of the smallest securities included in the Russell 1000 Index (which is comprised of the 1,000 largest U.S. companies based on a combination of their market cap and current index membership). The Index represents approximately 27% of the total market capitalization of the companies included in the Russell 1000® Index, as of the most recent reconstitution.

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